Greenwich Street Series Fund:
     Salomon Brothers Variable All Cap Value Fund


Sub-Item 77C1

Registrant incorporates by reference Registrant's Prospectus/Proxy Statement dated May 2, 2005 filed on June 8, 2005.
(Accession No. 0001193125-05-122238)